Execution Version 1 AMENDMENT NO. 3, WAIVER AND CONSENT TO CREDIT AND GUARANTY AGREEMENT This AMENDMENT NO. 3, WAIVER AND CONSENT TO CREDIT AND GUARANTY AGREEMENT, dated as of April 21, 2023 (this “Amendment”), is by and among XERIS PHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), and XERIS BIOPHARMA HOLDINGS, INC., a Delaware corporation (“Parent”), the Lenders party hereto, and HAYFIN SERVICES LLP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”). Reference is made to the Credit Agreement and Guaranty, dated as of March 8, 2022, among the Borrower, Parent, certain subsidiaries of Parent from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby. RECITALS WHEREAS, the Obligors have informed the Agent that they desire to change the depository of certain Controlled Accounts listed on Exhibit A hereto from Silicon Valley Bank, a Division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (“SVB”) to Wells Fargo Bank, N.A. (“Wells Fargo”) (such change, the “Accounts Change” and such new Deposit Accounts, the “Wells Fargo Bank Accounts”); WHEREAS, pursuant to Section 8.17 of the Credit Agreement, the Obligors are required to, among other cash management requirements, maintain at all times all Deposit Accounts as Controlled Accounts; WHEREAS, the Obligors have requested that the Lenders and the Agent (i) consent to the Accounts Change notwithstanding that the Wells Fargo Bank Accounts will not constitute Controlled Accounts upon the opening thereof and (ii) permit the Obligors a period of forty-five (45) days after the opening of each Wells Fargo Bank Account to cause such Wells Fargo Bank Account to constitute a Controlled Account (each, a “Specified Account Period” and collectively, the “Specified Accounts Period”); WHEREAS the Obligors have requested that the Agent and the Lenders waive the requirements set forth in Section 8.17 of the Credit Agreement during the Specified Accounts Period and solely with respect to the Wells Fargo Bank Accounts; WHEREAS, the Obligors have also informed the Agent that they desire to change the issuer of certain letters of credit listed on Exhibit B hereto (the “SVB L/Cs”) from SVB to Wells Fargo (the “L/C Change”); WHEREAS, pursuant to Section 9.01(p) of the Credit Agreement, the Obligors shall not have Indebtedness under any letters of credit in an aggregate face amount in excess of $2,000,000; provided such amount shall be automatically increased to (i) $4,800,000 so long as the Borrower Exhibit 10.1

2 is required to cause a letter of credit to be issued to the lessor under the lease for the premises located at 1375 W. Fulton Street, Chicago, IL 60607 or (ii) if the aggregate face amount of such letter of credit described in clause (i) above is reduced after the date of issuance thereof, $4,800,000 less the amount of such reduction; WHEREAS, to consummate the L/C Change, the Obligors desire to cause the issuance of new letters of credit by Wells Fargo (the “Wells Fargo L/Cs”) to the current beneficiaries of the SVB L/C’s, thereby exceeding the amount of Indebtedness under letters of credit permitted by Section 9.01(p) of the Credit Agreement until such time such beneficiaries return the SVB L/C’s to SVB in cancellation thereof (the “L/C Terminations”); WHEREAS, the Obligors have requested that the Lenders and the Agent (i) consent to the L/C Change and (ii) waive compliance with Section 9.01(p) of the Credit Agreement for a period of thirty days after the issuance of each of the Wells Fargo L/Cs to permit the Obligors to complete the L/C Terminations (the “Specified L/C Period”); WHEREAS, the Obligors have informed the Lenders and the Agent that they have provided cash collateral in support of certain permitted credit card Indebtedness in violation of Section 9.02 of the Credit Agreement (the “Cash Collateral Event”); WHEREAS, the Obligors wish to amend the Credit Agreement to permit the providing of cash collateral with respect to certain permitted credit card Indebtedness of the Obligors; and WHEREAS, the Agent and the Lenders are willing to (i) consent to the Accounts Change and the L/C Change (ii) waive compliance with Section 8.17, Section 9.01(p) and Section 9.02(l) of the Credit Agreement, respectively, solely for the purpose of permitting the Obligors to consummate such transactions, (iii) amend the Credit Agreement to permit the Obligors to provide cash collateral in support of permitted credit card Indebtedness, and (iv) waive any Default or Event of Default arising directly or indirectly as a result of the Cash Collateral Event (the “Specified Defaults”), in each case, on the terms and subject to the conditions set forth herein, including, without limitation, the compliance by the Obligors with the post-closing covenants set forth in Section 1.01(f) hereof (the “Post-Closing Covenants”). NOW, THEREFORE, the parties hereto hereby agree as follows: ARTICLE I AMENDMENT, WAIVERS AND CONSENT SECTION 1.01. Amendment, Waivers and Consent; Agreements. (a) Effective as of the Effective Date, Section 9.02 of the Credit Agreement is hereby amended by: (i) (x) deleting the text “and” appearing at the end of clause (r) thereof, (y) deleting the text “.” appearing at the end of clause (s) thereof and adding in its place the text “and;”, and (z) adding a new clause (t) immediately after clause (s) thereof to read in its entirety as follows:

3 “cash collateral accounts serving as collateral in connection with Indebtedness permitted pursuant to Section 9.01(o) in an amount up to 105% of such Indebtedness.” (ii) replacing the text “(s)” appearing in the last sentence thereof with the text “(t)”. (b) Effective as of the Effective Date, the Agent and the Lenders hereby (i) consent to the Accounts Change and (ii) waive compliance with Section 8.17 of the Credit Agreement solely with respect to the Wells Fargo Bank Accounts and solely during the applicable Specified Account Period. An Event of Default under Section 11.01(d) of the Credit Agreement shall occur if the Obligors fail to comply with clause (ii) of the Post-Closing Covenants set forth in Section 1.01(f) in the time period set forth therein. Upon written request of the Borrower prior to the end of any Specified Account Period, the Agent may, in its sole discretion, agree to extend such Specified Account Period. (c) Effective as of the Effective Date and notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Agent and the Lenders hereby waive the Specified Defaults. (d) Effective as of the Effective Date, the Agent and the Lenders hereby (i) consent to the L/C Change and (ii) waive compliance with Section 9.01(p) and Section 9.02(l) of the Credit Agreement solely to complete the L/C Terminations (such that the basket capacity thereunder will be increased by no more than the face amount of the Wells Fargo L/Cs) and solely during the Specified L/C Period. An Event of Default under Section 11.01(d) of the Credit Agreement shall occur if the Obligors fail to comply with clause (iii) of the Post-Closing Covenants set forth in Section 1.01(f) in the time period set forth therein. Upon written request of the Borrower prior to the end of the Specified L/C Period, the Agent may, in its sole discretion, agree to extend the Specified L/C Period. (e) Any term or provision hereof to the contrary notwithstanding, the waivers, amendments and other modification contemplated hereby relate solely to the specific sections or provisions of the Credit Agreement expressly referenced herein and relate solely to the periods or transactions expressly referenced herein, and no other or additional waiver, amendment or other modification is made, implied or intended to be made with respect to any other term or provision of any Loan Document, or any Obligation of any Obligor or any rights or remedies of any Secured Party under any Loan Document, whether now existing or occurring in the future, including, but not limited to, the right to declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be immediately due and payable, imposing a default rate of interest in respect of the Obligations in accordance with Section 3.02(b) of the Credit Agreement or pursuing any or all other rights and remedies available to any Secured Party as a secured party under the UCC, the Security Documents or any other Loan Document. (f) The Parent and the Borrower shall: (i) upon the opening of each Wells Fargo Bank Account, promptly (and in any event within one (1) Business Day thereafter) notify the Agent in writing (it being acknowledged by the Agent that the Wells Fargo Banks Accounts ending in and have been notified to the Agent);

4 (ii) prior to the end of each Specified Account Period, cause the applicable Wells Fargo Bank Account to constitute a Controlled Account by executing and delivering to and in favor of the Agent a customary “springing” account control agreement, in form and substance reasonably acceptable to the Agent; (iii) prior to the end of the Specified L/C Period, complete the L/C Terminations; and (iv) upon the cancellation of the SVB L/Cs, promptly (and in any event, within three (3) Business Days thereafter) notify the Agent in writing. ARTICLE II ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND REPRESENTATIONS AND WARRANTIES SECTION 2.01. Each Obligor party hereto confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Obligor under each Loan Document to which such Obligor is a party shall not be impaired and each Loan Document to which such Obligor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. SECTION 2.02. Each Obligor party hereto hereby acknowledges and agrees that the Guaranteed Obligations will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment. SECTION 2.03. To induce the Agent and the Lenders to execute and deliver this Amendment, each Obligor party hereto represents and warrants to the Agent and the Lenders party hereto that as of the date hereof, each of the following statements are true and correct: (a) The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement as amended hereby, by each Obligor party hereto has been duly authorized by all necessary corporate or other organizational action on the part of such Obligor and this Amendment and the Credit Agreement as amended hereby each constitutes a legal, valid and binding agreement of such Obligor, enforceable against such Obligor in accordance with their respective terms, except as enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights generally and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). (b) The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement as amended hereby, in each case by any Obligor party hereto, does not (i) violate or conflict with any Law, (ii) result in the creation of any Lien (other than Permitted Liens) on any asset of such Obligor or any of its Subsidiaries or (iii) violate, or result in a default under, any Material Agreement binding upon Parent or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5 (c) No authorization or approval or other action by, and no notice or filing with, any Governmental Authority or any other Person (other than those that have been duly obtained or made and which are in full force and effect) is required for the due execution and delivery of this Amendment and the performance of this Amendment, in each case by each Obligor party hereto, except for filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents. (d) Parent and its Subsidiaries, on a consolidated basis, are, and immediately after giving effect to this Amendment, will be Solvent. (e) Immediately before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default. ARTICLE III CONDITIONS TO EFFECTIVENESS SECTION 3.01. Conditions to Effectiveness of this Amendment. This Amendment shall become effective only upon, and shall be subject to, the prior or simultaneous satisfaction or waiver of each of the following conditions precedent in a manner reasonably satisfactory to the Agent (the date satisfaction of such conditions being referred to as the “Effective Date”): (a) Executed Waiver. The Agent shall have received this Amendment, duly executed by the Borrower, Parent, the Agent and each of the Lenders. (b) Costs and Expenses, Etc. The Agent shall have received for its account and the account of each Lender all reasonable and documented fees, costs and expenses due and payable to them pursuant to Section 14.03(a) of the Credit Agreement (including the Agent’s and each Lender’s reasonable and documented (in reasonable detail) legal fees and out-of-pocket expenses). ARTICLE IV MISCELLANEOUS SECTION 4.01. Governing Law; Jurisdiction; Jury Trial. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 and 5-1402 of the New York General Obligations Law shall apply. The jurisdiction, service of process, venue and waiver of jury trial provisions set forth in Sections 14.10 and 14.11 of the Credit Agreement, respectively, are incorporated herein by reference mutatis mutandis. SECTION 4.02. Effect of Waiver. (a) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. The Obligors party hereto agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and other Loan Documents shall, except as expressly set forth in this Amendment, remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Except as

6 expressly set forth in this Amendment, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under any Loan Document or applicable Law, nor constitute a waiver of any provision of the Credit Agreement except as expressly set forth herein. SECTION 4.03. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or the other Loan Documents. SECTION 4.04. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record- keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. SECTION 4.05. Binding Nature. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Loan Documents; provided that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent. SECTION 4.06. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment. SECTION 4.07. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof. SECTION 4.08. Integration. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. [Signature pages to follow]

7 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date hereof. PARENT: XERIS BIOPHARMA HOLDINGS, INC. By /s/ Steven M. Pieper Name: Steven M. Pieper Title: Chief Financial Officer BORROWER: XERIS PHARMACEUTICALS, INC. By /s/ Steven M. Pieper Name: Steven M. Pieper Title: Chief Financial Officer

8 AGENT, on behalf of the Required Lenders: HAYFIN SERVICES LLP By Nicola O'Regan Name: Nicola O'Regan Title: Authorised Signatory